UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) NOVEMBER 3, 2004
(NOVEMBER 3, 2004)

                      AMERICAN MEDICAL SECURITY GROUP, INC.
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             (Exact name of registrant as specified in its charter)


          Wisconsin                   1-13154                    39-1431799
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(State or other jurisdiction of     (Commission                (IRS Employer
         incorporation)             File Number)             Identification No.)


          3100 AMS Boulevard
          Green Bay, Wisconsin                                   54313
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(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code   (920) 661-1111

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On November 3, 2004, American Medical Security Group, Inc. issued a press release announcing third quarter 2004 financial results. A copy of the press release is furnished as Exhibit 99 to this report.

         The information in this Form 8-K and the exhibit attached hereto are furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

         (c)      EXHIBITS

                  See the Exhibit Index following the Signature page of this report, which is incorporated herein by reference.


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


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           AMERICAN MEDICAL SECURITY GROUP, INC.



Dated:  November 3, 2004                   /S/ JOHN R. LOMBARDI
                                           Executive Vice President and
                                           Chief Financial Officer


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



                      AMERICAN MEDICAL SECURITY GROUP, INC.
                               (THE "REGISTRANT")
                          (COMMISSION FILE NO. 1-13154)

                                  EXHIBIT INDEX
                                       TO
                             FORM 8-K CURRENT REPORT
                        DATE OF REPORT: NOVEMBER 3, 2004

EXHIBIT                                                          FILED
NUMBER              DESCRIPTION                                HEREWITH
-------             -----------                                --------

  99           Press Release dated November 3, 2004,
               issued by the Registrant                            X